August 24, 2009

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:           Premier Wealth Management, Inc.
File No.:  333-104631

We have read the statements under Item 4.01 of the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on August 24, 2009 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

/s/ Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas